UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 27, 2001

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)


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
                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)
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                    90 Linden Oaks, Rochester, New York 14625
             ----------------------------------------- -------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (716) 383-1850
                                 --------------







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Item 9.  Regulation FD Disclosure.

     On Tuesday, March 27, 2001, Dennis M. Mullen, President and Chief Executive Officer of Agrilink Foods, Inc. ("Agrilink Foods") a wholly owned subsidiary of Pro-Fac Cooperative, Inc. ("Pro-Fac"), will present to the attendees at the Lehmann Brothers High Yield Bond Leveraged Loan Conference in Lake Buena Vista, Florida the information furnished by and attached to this report as an exhibit. This presentation includes fiscal 2001 expected operating results and other information regarding Agrilink Foods' Voila! and Simply Grillin' product lines.

     The information presented by Mr. Mullen at the conference contains predictions, estimates, and other "forward-looking statements" within the meaning of section 21E of the Exchange Act and section 27A of the Securities Act. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in these forward-looking statements as of the date of this Report or Mr. Mullen's presentation. These risks include, but are not limited to, strong competition in the food industry, including competitive pricing, the integration of acquisitions, the effect of adverse weather conditions on the volume and quality of raw products, interest rate fluctuations, the effectiveness of marketing and shifts in the market demand. Please refer to Pro-Fac's Annual Report on Form 10-K for the fiscal year ended June 24, 2000, the risk factors section of Pro-Fac's prospectus contained in our most recent registration statement on Form S-2, as well as other reports and information filed by Pro-Fac Cooperative with the Securities and Exchange Commission, for more information on factors that could cause actual results to differ.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                PRO-FAC COOPERATIVE, INC.



Dated:  March 26, 2001              By: /s/         Earl L. Powers
        --------------                  ----------------------------------------
                                                    Earl L. Powers,
                                                       TREASURER
                                           (Principal Financial Officer and
                                             Principal Accounting Officer)


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                                INDEX TO EXHIBITS



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Exhibit No.                                                   Description
   99                                       Information presented by Dennis M. Mullen at the Lehmann Brothers High Yield Bond
                                            Leveraged Loan Conference in Lake Buena Vista, Florida
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Exhibit 99

                                            Agrilink Foods
                                         Vision for the Future
                      Certain Selected Historical and Expected Operating Results
                                         (Dollars in Billions)


                                    F'00     F'01 (Est.)   F'02 - F'04 (Est.)
                                    ----     -----------   ------------------

Net Sales                          $ 1.2 B    ~$ 1.3 B         > $ 1.3 B
Gross Margin %                     31.50%     ~30.5%           > 32.0%
Ratios (Bank Covenant Definition)
Leverage Ratio                     4.95       ~4.50            < 4.50
Coverage Ratio                     1.84       1.8 - 2.0        > 2.0


                                    Voila!
                      Certain Selected Historical Results
                             (Dollars in Millions)

                                                             6 Mos.
                           F'99             F'00              F'01
                           ----             ----              ----

Sales                      $75              $103              $52
Gross Margin %             44%              47%               49%
Investment                 $21              $19               $4
EBITDA                     $1               $12               $11
# of Product Items         11                17                23


                                Simply Grillin'
                    Certain Selected Expected Operating Results
                             (Dollars in Millions)

                                                 (Est.) F'02
Sales                                             $ 25 - $40
Gross Margin %                                      45 - 50%
Investment                                          $5 - $10